Exhibit 32
                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AEI Income & Growth Fund 26 LLC (the "Company") on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert P. Johnson, President of AEI Fund Management XXI, Inc., the Managing Member of the Company, and Patrick W. Keene, Chief Financial Officer of AEI Fund Management XXI, Inc., each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.


                          /s/ Robert P Johnson
                              Robert P. Johnson, President
                              AEI Fund Management XXI, Inc.
                              Managing Member
                              March 26, 2009



                          /s/ Patrick W Keene
                              Patrick W. Keene, Chief Financial Officer
                              AEI Fund Management XXI, Inc.
                              Managing Member
                              March 26, 2009